UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we,” “us,” “our” or the “company”), in connection with the matters described herein:

Item 5.07	Submission of Matters to a Vote of Security Holders.

The company held its Annual Meeting on May 19, 2017 at approximately 8:30 a.m. (Mountain Time).

The voting results from the Annual Meeting were as follows:

1.	Each of the following 11 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2018 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 14,930,756 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	233,673,876	62,903,631	428,065
Beth F. Cobert	295,771,709	827,614	406,249
Curtis F. Feeny	233,422,524	63,157,817	425,231
Bradford M. Freeman	233,130,050	63,439,387	436,135
Christopher T. Jenny	231,052,670	65,517,022	435,880
Gerardo I. Lopez	209,596,023	86,978,847	430,702
Frederic V. Malek	288,584,709	7,987,309	433,554
Paula R. Reynolds	289,716,819	6,854,320	434,433
Robert E. Sulentic	293,382,014	3,249,761	373,797
Laura D. Tyson	294,379,047	2,186,177	440,348
Ray Wirta	291,617,447	4,955,459	432,666

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2017 was approved by a vote of 304,322,352 shares in favor, 7,178,662 shares against and 435,314 shares abstaining. There were no broker non-votes on this proposal.

3.	The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2016 was approved by a vote of 289,150,668 shares in favor, 7,344,133 shares against and 510,771 shares abstaining. There were 14,930,756 broker non-votes on this proposal.

4.	The advisory vote on the frequency of future advisory votes on the company’s named executive compensation was held and the frequency that received the most votes was 1 year. The results of the vote were as follows: 278,348,307 shares in favor of 1 year, 61,056 shares in favor of 2 years, 18,195,824 shares in favor of 3 years and 400,385 shares abstaining. There were 14,930,756 broker non-votes. In light of the voting results with respect to the frequency of stockholder votes on executive compensation, our Board of Directors has decided that the company will hold an annual advisory vote on the compensation of named executive officers.

5.	The 2017 Equity Incentive Plan was approved by a vote of 282,219,585 shares in favor, 14,603,700 shares against and 182,287 shares abstaining. There were 14,930,756 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer